HomeFederal Bancorp, Inc.™

D.A. Davidson & Co.

13th Annual Financial Services Conference

May 11, 2011 - Bell Harbor Conference Center, Seattle, WA

LEN E. WILLIAMS

President and Chief Executive Officer

ERIC S. NADEAU

EVP and Chief Financial Officer

D.A. Davidson & Co.

EQUITY CAPITAL MARKETS

Forward-Looking Statements

Certain comments made in the course of this presentation by Home Federal Bancorp, Inc. ("Company") are forward looking in nature. These include all statements about the Company's operating results or financial position for periods ending or on dates occurring after September 30, 2010, and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Company include, but are not limited to: (1) changes in general economic conditions, including interest rates and real estate values; (2) competition among providers of financial services; (3) potential deterioration in asset quality; (4) legislative or regulatory changes; (5) price levels and conditions in the public securities market; and (5) our ability to integrate acquisitions. Please refer to the Company's Annual Report on Form 10-K and Forms 10-Q for additional factors. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our Vision

To be the dominant,
multi-billion dollar
bank of choice
in the markets we serve

AGENDA

- History, leadership and markets
- Valuation, ownership and total return
- Financial update
- FDIC-assisted deals and acquisition strategy
- Concluding comments and Q&A

A Brief 90-Year History

January 1, 1920

Established as Home Federal Savings and Loan Association

August 2000

Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. One remains today

December 6, 2004

Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million

September 2006

Committed to commercial banking. Hired Len E. Williams as President. Became CEO in early 2007. New executive team developed over next two years

December 19, 2007

Second step conversion raised $87.8 million

August 7, 2009

FDIC-assisted acquisition of Community First Bank

July 30, 2010

FDIC -assisted acquisition of LibertyBank

1920 1940 1960 1980 2000 2004 2005 2006 2007 2008 2009 2010



$1
$21
$139
$327
$417
$744
$761
$710
$725
$828
$1,483
$1,336
1920
1940
1960
1980
2000
2002
2004
2006
2007
2008
2009
2010
3/11
Total Assets ($ millions)

HomeFederal Bancorp, Inc.

Home Federal Bancorp, Inc.

NASDAQ: HOME

DIRECTORS

- Daniel L. Stevens, Chairman
  Former President and CEO
- Len E. Williams
  President and CEO
- N. Charles Hedemark
  Former COO, Intermountain Gas
- Richard J. Navarro
  CFO, Albertsons LLC
- James R. Stamey
  Former Idaho President, U.S. Bank
- Robert A. Tinstman
  Former CEO of Morrison-Knudsen
- Brad J. Little
  Lieutenant-Governor of Idaho

EXECUTIVE OFFICERS

- Len E. Williams
  President and CEO
- Eric S. Nadeau
  EVP, Chief Financial Officer
- R. Shane Correa
  EVP, Chief Banking Officer
- Cindy L. Bateman
  EVP, Chief Credit Officer

Diverse Market Demographics


Washington
Montana
Western
Oregon
10 Branches
$374 million
Portland
Central Oregon
11 Branches
$281million
Idaho
13 Branches
$418 million
Eugene
Bend
Boise
Oregon
Idaho
Mountain
Home
Grants
Pass
Medford

Loan Portfolio Mix – 2006 to 2011



$400
$350
$300
$250
$200
$150
$100
$50
$0
$293.6
$134.9
$311.4
$141.5
September 2006
September 2007
September 2008
September 2009
September 2010
March 2011
1-4 Family Residential
Commercial
Construction and Development
Consumer

HomeFederal Bancorp, Inc.

Dollars in millions

Loan Portfolio Mix – 2006 vs. 2011

December 31, 2006

$443.2 million



Home equity and consumer 33,497
1-4 Family 260,675 58.8%
CRE 118,061 26.6%
Multi-family 7,185
Construction 21,632

March 31, 2011

$546.1 million



Leases 4,540
Home equity and consumer 59,944
C&I 72,220 13.2%
1-4 Family 141,514 25.9%
CRE 214,573 39.3%
Construction 33,144
Multi-family 20,115

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

Deposit Growth - Core Deposit Focus



$700
$600
$500
$400
$300
$200
$100
$0
$629.3
$444.6
September 2006
September 2007
September 2008
September 2009
September 2010
March 2011
Core Deposits (DDA, NOW, Savings, Money Market)
Time Deposits

Dollars in millions

Deposit Portfolio Mix – 2006 to 2011

December 31, 2006

$425.1 million



Noninterest Checking 37,939 8.9%
Interest Checking 93,420 22.0%
Money Market 36,853 8.7%
Savings 23,023 5.4%
Certificates 233,888 55.0%

March 31, 2011

$1.1 billion



Noninterest Checking 135,572 12.6%
Interest Checking 235,428 21.9%
Money Market 177,790 16.6%
Savings 80,421 7.5%
Certificates 444,648 41.4%

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

Home Federal Bancorp, Inc.

NASDAQ: HOME

AGENDA

- History, leadership and markets
- Valuation, ownership and total return
- Financial update
- FDIC-assisted deals and acquisition strategy
- Concluding comments and Q&A

Home Federal Bancorp, Inc.

NASDAQ: HOME

- Listed on NASDAQ Global Select Market
- Included in Russell 2000 Index
- 16.6 million shares outstanding
- Tangible book value per share $11.75
- Market capitalization of $180 million
- Highly capitalized
  - Bank total risk-based capital ratio 28.7%
  - Bank Tier 1 capital ratio 10.8%
  - Parent tangible common equity ratio 14.6%

Total Return - HOME



50.0%
25.0%
0.0%
-25.0%
-50.0%
29.0%
18.3%
-37.1%
12/31/2007
12/31/2008
12/31/2009
4/29/2011
HOME
Russell 2000
SNL Bank and Thrift

Source: SNL Financial

HomeFederal Bancorp, Inc.

Capital Maintenance

- Share repurchase plan in place
  - Authorizes 5%, or 808,255 shares
  - Repurchased 202,700 shares at $10.51 in February
  - Target < 90% of TBV
- Quarterly dividend of $0.055 per share
  - 2.00% yield
  - Holding company has $55 million of liquid capital
  - Not dependent on subsidiary for dividend upstream
- Target TCE ratio of 8% - 10%
  - $700 million of asset acquisition capacity

Institutional and Insider Ownership

- Schedule 13 filers own 47%
- Top 10 shareholders own 64%
- 52 Week average daily volume – 40,000
- Insiders beneficially own 12% with ESOP



Columbia Management Investment Advs LLC 5%
Wellington Management Co. LLP 6.1%
Keeley Asset Management Corp 8.7%
Firefly Value Partners LP 8.8%
Capital World Investors 9.0%
Home Federal Bancorp ESOP and 401k 9.1%
Schedule 13 Filers
Other Institutions and Funds 36.1%
Other 16.6%

Source: SNL Financial as of 12/31/2010

HomeFederal Bancorp, Inc.

AGENDA

- History, leadership and markets
- Valuation, ownership and total return
- Financial update
- FDIC-assisted deals and acquisition strategy
- Concluding comments and Q&A

Community First Bank Acquisition

- August 7, 2009, FDIC-assisted purchase of Community First Bank, Prineville, Oregon
  - $190 million of assets
  - $143 million of deposits
  - $19 million of borrowings
- FDIC reimburses 80% to $34 million, 95% thereafter
- 7 branches in Central Oregon
  - Bend, Prineville, Redmond, Terrebonne, La Pine and Madras
- Recorded gain of $15.6 million, net of tax
- Focus on deposit growth – weakened competitors

LibertyBank Acquisition

- July 30, 2010, FDIC-assisted purchase of LibertyBank, Eugene, Oregon
  - $269 million of loans and leases[1]
  - $677 million of deposits[1]
  - Received $314 million of cash
- FDIC reimburses 80% of all losses
- $23 million asset discount, net of deposit premium
- 16 branches in Central and Western Oregon
  - Overlap in Bend and Redmond, added Eugene, Medford, Grants Pass
- Pre-tax bargain purchase gain of $3.2 million

1 - Acquisition date book value, before purchase accounting marks

Summary Balance Sheets

($000s)	03/31/11	9/30/10	9/30/09	9/30/08
Cash and equivalents	$ 195,720	$ 416,426	$ 49,953	$ 28,270
Investment securities	439,692	275,180	169,320	188,787
BOLI and FHLB stock	30,360	30,154	22,340	21,181
Loans, net	531,130	621,011	511,491	462,644
Repossessed assets and REO	24,577	30,481	18,391	650
Other assets [1]	114,051	104,992	56,404	23,538
Total assets	$ 1,335,530	$ 1,482,861	$ 827,899	$ 725,070
Deposits	$ 1,073,859	$ 1,189,662	$ 514,858	$ 372,925
Borrowings	53,302	67,622	84,737	136,972
Other liabilities	10,161	20,489	18,639	9,986
Stockholders' equity	198,208	205,088	209,665	205,187

1 - Other assets includes FDIC indemnification asset of $64.6 million

Asset Quality Metrics

$ millions	6 mths 3/11	Fiscal 9/10	Fiscal 9/09
Nonperforming loans	$ 38.3	$ 35.0	$ 38.5
Noncovered	$ 18.1	$ 9.7	$ 11.8
Real estate owned	$ 24.6	$ 30.5	$ 18.4
Noncovered	$ 5.4	$ 10.0	$ 10.9
NPL / Loans [1]	5.27%	2.64%	2.93%
Allowance for loan loss	$ 14.3	$ 15.4	$ 28.7
ALLL – Noncovered	$ 11.0	$ 11.9	$ 11.9
Noncovered ALLL / Loans[1]	3.20%	3.24%	2.88%
Provision for loan loss	$ 3.0	$ 9.3	$ 16.1
NCO / Loans [1]	1.13%	2.51%	1.82%
Credit marks on PCI	$ 43.5	$ 60.7	$ 14.1

1 – Ratio excludes loans covered by loss sharing agreements



Nonperforming Assets
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Millions
$23.5
September 2009
September 2010
December 2010
March 2011
Noncovered
Covered



Noncovered Classified/Criticized Loans
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Millions
$38.2
Dece..
March..
June..
Septe..
Dece..
Dece..
Watch and OAEM
Substandard

eFederal
Bancorp, Inc.

Capital Adequacy


35%
30%
25%
20%
15%
10%
5%
0%
10.9%
27.5%
28.7%
14.6%
Core
Tier 1 risk-based
Total risk-based
Parent TCE
Regulatory
Home Federal Bank

- Bancorp has $51 million of additional capital
- 48% liquidity ratio
- 49% loan/deposit ratio
- 97% US GSE securities
- $202 million, or 38% of the loan portfolio has FDIC coverage

Summary Statements of Operations

In millions	2011 H1	2010 H1	2010 FY	2009 FY
Interest income	$ 22.0	$ 17.6	$ 37.5	$ 35.8
Interest expense	5.2	4.9	10.3	12.0
Net interest income	16.8	12.7	27.2	23.8
Provision for loan losses, net	1.2	3.1	9.3	16.1
Noninterest income, adjusted	7.6	5.3	12.4	9.3
Bargain purchase gain	-	-	3.2	-
Noninterest expense	27.5	18.6	40.8	29.0
Loss before taxes	(4.3)	(3.7)	(7.3)	(12.0)
Income taxes	(1.8)	(1.5)	(2.9)	(4.8)
Income before extraordinary	(2.5)	(2.2)	(4.4)	(7.2)
Extraordinary gain, net	-	-	0.3	15.3
Net income (loss)	$ (2.5)	$ (2.2)	$ (4.1)	$ 8.1

Income Statement Metrics

- Credit costs aggregated to $13.5 million in FY 2010
- FY 2011 - Asset mix and expenses
  - Loan to assets low – FDIC retained $300 million of loans
  - Refuse to loosen credit standards
  - Two core operating platforms and some redundant positions
- Expense saves through operations consolidation
  - Completed LibertyBank core conversion in March
  - Moved operations and special assets to Eugene
    - Executive, Finance, IT and Credit in Idaho
  - Closed 2 LibertyBank branches and 1 Wal-Mart in first half of 2011
    - Continue to review branches in Idaho and Central Oregon
    - Target network average of $35 million
    - Target no branches below $20 million

	11Q2	11H1	10H1	FY10
Yield on assets	3.57%	3.52%	4.63%	4.27%
Yield on loans	5.91%	5.96%	5.38%	5.72%
Cost of funds	0.89%	0.99%	1.85%	1.57%
Cost of deposits	0.71%	0.81%	1.47%	1.24%
Net interest margin	2.82%	2.70%	3.33%	3.09%
Loans/ Earning assets	47.0%	47.6%	69.0%	61.1%
Noninterest income/Revenue	27.5%	30.9%	29.6%	36.5%
Noninterest expense/Assets	4.11%	3.91%	4.43%	4.05%

Home Federal Bancorp, Inc.

NASDAQ: HOME

AGENDA

- History, leadership and markets
- Valuation, ownership and total return
- Financial update
- FDIC-assisted deals and acquisition strategy
- Concluding comments and Q&A

FDIC Opportunities

Over 20% of the financial institutions in Washington, Oregon and Utah were operating under a Regulatory Order during 2010



Washington
Montana
North Dakota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Nevada
Utah
Colorado
Kansas
California



Wisconsin
Michigan
Iowa
New York
Ohio
West Virginia
Kentucky
Tennessee
Texas
New Mexico
Maine
Connecticut
New Jersey
Delaware
Maryland
District of Columbia
Gulf of California
Gulf of Mexico
Mexico

Absence of quality loan demand in our primary markets

Acquisition is the best short-term strategy for long-term profitability and growth

Acquisition Opportunities

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Expanded Oregon markets with LibertyBank
- Focused on in-market deals

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book

Target market areas



Washington
Montana
Oregon
Idaho

- Wild card is the increase in private equity capital creating zombie banks and prolonging consolidation

HomeFederal
Bancorp, Inc.

Acquisition Opportunities

Proven ability to execute – 7 months / 4 conversions

07/30/2010	Acquired LibertyBank, 80% asset increase
08/07/2010	Converted Idaho core system to Fiserv
08/30/2010	Converted Community First Bank to Fiserv
09/30/2010	Fiscal year end
02/15/2011	Implemented completely new network
03/07/2011	Converted LibertyBank to Fiserv

Home Federal Bancorp, Inc.

NASDAQ: HOME

AGENDA

- History, leadership and markets
- Valuation, ownership and total return
- Financial update
- FDIC-assisted deals and acquisition strategy
- Concluding comments and Q&A

Home Federal Bancorp, Inc.

NASDAQ: HOME

- Highly capitalized
  - Relative strength in a weak economy
  - Ability to withstand continued asset quality deterioration
- Deposit portfolio growth and mix improvement
- Strong management team and board
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- Acquisitive growth needed to prosper in future years
  - Without acquisitions, loans are < $350MM
- FDIC loss share provides protection on covered assets

Home Federal Bancorp, Inc.
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HomeFederal Bancorp, Inc.™

D.A. Davidson & Co.

13th Annual Financial Services Conference

May 11, 2011 - Bell Harbor Conference Center, Seattle, WA

LEN E. WILLIAMS
President and Chief Executive Officer

ERIC S. NADEAU
EVP and Chief Financial Officer

D.A. Davidson & Co.
EQUITY CAPITAL MARKETS